Taxes On Income	12 Months Ended
Dec. 31, 2011
Taxes On Income [Abstract]
Taxes On Income
NOTE 14:-	TAXES ON INCOME

a.	Tax benefits under the Law for the Encouragement of Industry (Taxes), 1969:

The Company currently qualifies as an "industrial company" under the above law and, as such, is entitled to certain tax benefits, mainly accelerated depreciation of machinery and equipment, and amortization of costs relating to know-how and patents over eight years, as a deduction for tax purposes.

b.	Corporate tax structure:

Taxable income of Israeli company is subject to tax at the rate of 24% in 2011.

In early November 2011, the Israeli Government issued a Memorandum of Law for Socioeconomic Change (Legislative Amendments) (Taxes), 2011 ("the Memorandum of Law"), which proposes, among other things, to eliminate the outline for the gradual reduction of the corporate tax rate, effective from 2012. The Memorandum of Law also aims to raise the corporate tax rate to 25% in 2012. In view of the proposed increase in the corporate tax rate to 25% in 2012, the real capital gains tax rate and the real betterment tax rate will be increased respectively.

c.	Measurement of taxable income:

The Company has elected to file its tax return under the Israeli Income Tax Regulations 1986 (Principles Regarding the Management of Books of Account of Foreign Invested Companies and Certain Partnerships and the Determination of Their Taxable Income). Accordingly, starting tax year 2003, results of operations in Israel are measured in terms of earnings in U.S. dollar.

d.	Tax benefits under the Law for the Encouragement of Capital Investments, 1959 (the "Law"):

According to the Law, the Company is entitled to various tax benefits by virtue of the "approved enterprise" and/or "beneficiary enterprise" status granted to part of their enterprises, as implied by this Law. The principal benefits by virtue of the Law are:

According to the provisions of the Law, the Company has chosen to enjoy the "Alternative" track. Under this track, the Company is tax exempt in the first two years of the benefit period and subject to tax at the reduced rate of 10%-25% for a period of several years for the remaining benefit period.

Another condition for receiving the benefits under the alternative track is a minimum qualifying investment. This condition requires an investment in the acquisition of productive assets such as machinery and equipment which must be carried out within three years. The minimum qualifying investment required for setting up a plant is NIS 300 thousand. As for plant expansions, the minimum qualifying investment is the higher of NIS 300 thousand and an amount equivalent to the "qualifying percentage" of the value of the productive assets. Productive assets that are used by the plant but not owned by it will also be viewed as productive assets. The Company was eligible under the terms of minimum qualifying investment and elected 2006 and 2009 as its "years of election".

The qualifying percentage of the value of the productive assets is as follows:

The value of productive assets before the expansion (NIS in millions)	The new proportion that the required investment bears to the value of productive assets

Up to NIS 140	12%
NIS 140 - NIS 500	7%
More than NIS 500	5%

The income qualifying for tax benefits under the alternative track is the taxable income of a company that has met certain conditions as determined by the Law ("a beneficiary company"), and which is derived from an industrial enterprise. The Law specifies the types of qualifying income that is entitled to tax benefits under the alternative track with respect of an industrial enterprise, whereby income from an industrial enterprise includes, among others, revenues from the production and development of software products and revenues from industrial research and development activities performed for a foreign resident (and approved by the Head of the Administration of Industrial Research and Development).

The benefit period starts with the first year the beneficiary enterprise earns taxable income, provided that 14 years have not passed since the approval was granted and 12 years have not passed since the enterprise began operating. In respect of expansion programs pursuant to Amendment No. 60 to the Law, the benefit period starts at the later of the year elected and the first year the Company earns taxable income provided that 12 years have not passed since the beginning of the year of election. The respective benefit period has not yet begun.

The above benefits are conditional upon the fulfillment of the conditions stipulated by the Law, regulations published thereunder and the letters of approval for the investments in the approved enterprises, as above. Non-compliance with the conditions may cancel all or part of the benefits and refund of the amount of the benefits, including interest. The management believes that the Company is meeting the aforementioned conditions.

The Company is also a "foreign investors' company", as defined by the Capital Investments Law, and, as such, is entitled to a 10-year period of benefits and may be entitled to reduced tax rates of between 10% to 25% (depending on the percentage of foreign ownership in each tax year).

The Company has three capital investment programs that have been granted approved enterprise status, under the Law and two programs under beneficiary enterprise status pursuant to the Amended Legislation.

Income from sources other than the "Approved Enterprise" and "Beneficiary Enterprise" during the benefit period will be subject to the tax at the regular tax rate.

Amendments to the Law:

In December 2010, the "Knesset" (Israeli Parliament) passed the Law for Economic Policy for 2011 and 2012 (Amended Legislation), 2011, which prescribes, among others, amendments to the Law. The amendment became effective as of January 1, 2011. According to the amendment, the benefit tracks in the Law were modified and a flat tax rate applies to the Company's entire preferred income. The Company will be able to opt to apply (the waiver is non-recourse) the amendment and from then on it will be subject to the amended tax rates that are: 2011 and 2012 - 15% (in development area A - 10%), 2013 and 2014 - 12.5% (in development area A - 7%) and in 2015 and thereafter - 12% (in development area A - 6%).

The Company examined the possible effect of the amendment on the financial statements, if at all, and at this time do not believe it will opt to apply the amendment.

e.	The income tax expense (benefit) for the years ended December 31, 2009, 2010 and 2011 consisted of the following:

	Year ended December 31,
	2009	2010	2011

Current	$770	$1,647	$3,065
Deferred	(281)	(469)	(806)

	$489	$1,178	$2,259

Domestic (Israel)	$1,271	$(234)	$2,313
Foreign	(782)	1,412	(54)

	$489	$1,178	$2,259

f.	Deferred income taxes:

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax assets and liabilities are as follows:

	December 31,
	2010	2011
Deferred tax assets:

Net operating loss carry forward	$10,374	$33,344
Acquired intangibles	-	1,738
Other temporary differences relating to reserve and allowances	4,382	43,194

Deferred tax asset before valuation allowance	14,756	78,276
Valuation allowance	(1,870)	(59,018)

Deferred tax asset	$12,886	$19,258

Deferred tax liabilities:

Acquired intangibles	-	(1,738)

Deferred tax asset, net	$12,886	17,520

In assessing the realization of deferred tax assets, management considers whether it is more likely than not that all or some portion of the deferred tax assets will not be realized. The ultimate realization of the deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences are deductible and net operating losses are utilized. Based on consideration of these factors, the Company recorded a valuation allowance amounting $ 1,870 and $ 59,018 at December 31, 2010 and 2011, respectively.

g.	Net operating loss carryforward and capital loss:

The Company has accumulated net operating losses and capital loss for Israeli income tax purposes as of December 31, 2011 in the amount of approximately $ 21.4 million and $ 2.9 million, respectively. The net operating losses may be carried forward and offset against taxable income in the future for an indefinite period.

As of December 31, 2011, the Company's U.S. subsidiary had a U.S. federal net operating loss carryforward of approximately $ 1,923 that can be carried forward and offset against taxable income and that expires during the years 2019 to 2026. Utilization of U.S. net operating losses may be subject to substantial annual limitations due to the "change in ownership" provisions of the Internal Revenue Code of 1986 and similar state law provisions. The annual limitations may result in the expiration of net operating losses before utilization.

As of December 31, 2011, the Company's Norwagian subsidiary had a net operating loss carryforward of approximately $ 76.3 million that can be carried forward. The net operating losses may be carried forward and offset against taxable income in the future for an indefinite period.

As of December 31, 2011, the Company's Brazilian subsidiary had a net operating loss carryforward of approximately $ 9.3 million that can be carried forward. The net operating losses may be carried forward and offset against taxable income in the future for an indefinite period. The offset is limited to a maximum 30% of the annual taxable income.

h.	Income (loss) before taxes is comprised as follows:

	Year ended December 31,
	2009	2010	2011

Domestic	$2,475	$12,369	$(35,797)
Foreign	1,669	2,871	(15,598)

	$4,144	$15,240	$(51,395)

i.	Reconciliation of the theoretical tax expense to the actual tax expense:

Reconciliation between the theoretical tax expense, assuming all income is taxed at the statutory tax rate applicable to income of the Company and the actual tax expense as reported in the statement of operations is as follows:

	Year ended December 31,
	2009	2010	2011
Income (loss) before taxes as reported in the consolidated statements of operations	$4,144	$15,240	$(51,395)

Statutory tax rate	26%	25%	24%

Theoretical tax expenses (income) on the above amount at the Israeli statutory tax rate	$1,078	$3,810	$(12,335)
Non-deductible expenses	501	647	3,061
Non-deductible expenses related to employee stock options	938	1,052	1,575
Changes in valuation allowance	(2,089)	(4,798)	8,984
Other	61	467	974

Actual tax expense (benefit)	$489	$1,178	$2,259

j.	The Company adopted the provisions of ASC topic 740-10, "Income Taxes".

A reconciliation of the beginning and ending balances of the total amounts of unrecognized tax benefits is as follows:

	December 31,
	2010	2011

Uncertain tax positions, beginning of year	$456	$673
Uncertain tax positions acquired during the year	-	9,266
Increases in tax positions for prior years	-	556
Decreases in tax positions for prior years	-	(987)
Increases in tax positions for current year	217	233

Uncertain tax positions, end of year	$673	$9,741

The Company has further accrued $ 0 and $ 1,624 due to interest and penalty related to uncertain tax positions as of December 31, 2010 and 2011, respectively.

As of December 31, 2011, the Company is subject to Israeli income tax audits for the tax years 2008 through 2011, to U.S. federal income tax audits for the tax years of 2008 through 2011 and to other income tax audits for the tax years of 2007 through 2011.